UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 28, 2023
(Date of earliest event reported)

BBCMS Mortgage Trust 2023-C20
(Central Index Key Number 0001981769)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association
(Central Index Key Number 0001102113)
(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC
(Central Index Key Number 0001548405)
(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance 2 LLC
(Central Index Key Number 0001968416)
(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC
(Central Index Key Number 0001592182)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-257737-08	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 11, 2023 (the “Closing Date”), Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance of the BBCMS Mortgage Trust 2023-C20, Commercial Mortgage Pass-Through Certificates, Series 2023-C20 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of July 1, 2023 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, KeyBank National Association, as Ashburn Data Center special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2023-C20 (the “Issuing Entity”), a common law trust formed on July 11, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 32 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”).

The Mortgage Loan secured by the mortgaged property identified as “6330 West Loop South” on Exhibit B to the Pooling and Servicing Agreement (the “6330 West Loop South Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “6330 West Loop South Whole Loan”) that also includes two (2) additional pari passu promissory notes which are not assets of the Issuing Entity. Prior to September 28, 2023, the 6330 West Loop South Whole Loan was being serviced and administered pursuant to the Pooling and Servicing Agreement.

As of September 28, 2023, the 6330 West Loop South Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of September 1, 2023 (the “BANK5 2023-5YR3 Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The servicing terms of the BANK5 2023-5YR3 Pooling and Servicing Agreement applicable to the servicing of the 6330 West Loop South Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, but will differ in certain respects, as described under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on July 11, 2023; provided that (i) the aggregate liquidation fee payable pursuant to the BANK5 2023-5YR3 Pooling and Servicing Agreement with respect to any specially serviced loan or REO property is not subject to a cap and (ii) the aggregate workout fee payable pursuant to the BANK5 2023-5YR3 Pooling and Servicing Agreement with respect to any particular workout of a mortgage loan that is a specially serviced loan is not subject to a cap. The BANK5 2023-5YR3 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 6.02.	Change of Servicer or Trustee.

Capitalized terms used in this section without definition or without previously being defined above have the meanings assigned to them in the Pooling and Servicing Agreement.

Wells Fargo Bank, National Association (“Wells Fargo Bank”) (i) is, until the securitization of the related Note A-1, acting as the initial Non-Serviced Master Servicer for the CX – 250 Water Street Whole Loan pursuant to the pooling and servicing agreement, dated as of February 1, 2023, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, as the same may be amended from time to time in accordance with the terms thereof, pursuant to which the BANK 2023-BNK45, Commercial Mortgage Pass-Through Certificates, Series 2023-BNK45 were issued, (ii) is acting as the Non-Serviced Master Servicer for the One & Two Commerce Square Whole Loan pursuant to the pooling and servicing agreement, dated as of August 1, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, as the same may be amended from time to time in accordance with the terms thereof, pursuant to which the BANK 2023-BNK46, Commercial Mortgage Pass-Through Certificates, Series 2023-BNK46 were issued, (iii) is acting as the Non-Serviced Master Servicer for the 6330 West Loop South Whole Loan pursuant to the pooling and servicing agreement, dated as of September 1, 2023, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, as the same may be amended from time to time in accordance with the terms thereof, pursuant to which the BANK5 2023-5YR3, Commercial Mortgage Pass-Through Certificates, Series 2023-5YR3 were issued, (iv) is acting as the Non-Serviced Master Servicer for the Barbours Cut IOS Whole Loan pursuant to the pooling and servicing agreement, dated as of May 1, 2023, between Morgan Stanley Capital I Inc, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, as the same may be amended from time to time in accordance with the terms thereof, pursuant to which the MSWF Commercial Mortgage Trust 2023-1, Commercial Mortgage Pass-Through Certificates, Series 2023-1 were issued, and (v) is acting as the Non-Serviced Master Servicer for the Wyndham National Hotel Portfolio Whole Loan pursuant to the pooling and servicing agreement, dated as of December 1, 2019, between UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, as the same may be amended from time to time in accordance with the terms thereof, pursuant to which the UBS Commercial Mortgage Trust 2019-C18, Commercial Mortgage Pass-Through Certificates, Series 2019-C18 were issued. Wells Fargo Bank is a national banking association organized under the laws of the United States of America, and is a wholly-owned indirect subsidiary of Wells Fargo & Company. The principal west coast commercial mortgage master servicing offices of Wells Fargo are located at MAC A0293-080, 2001 Clayton Road, Concord, California 94520. The principal east coast commercial mortgage master servicing offices of Wells Fargo Bank are located at MAC D1086-23A, 550 South Tryon Street, Charlotte, North Carolina 28202.

Wells Fargo Bank has been master servicing securitized commercial and multifamily mortgage loans in excess of ten years. Wells Fargo Bank’s primary servicing system runs on McCracken Financial Solutions software, Strategy CS. Wells Fargo Bank reports to trustees and certificate administrators in the CREFC® format. The following table sets forth information about Wells Fargo Bank’s portfolio of master or primary serviced commercial and multifamily mortgage loans (including loans in securitization transactions and loans owned by other investors) as of the dates indicated:

Commercial and Multifamily Mortgage Loans	As of 12/31/2020	As of 12/31/2021	As of 12/31/2022	As of 6/30/2023
By Approximate Number:	30,536	29,704	27,480	26,374
By Approximate Aggregate Unpaid Principal Balance (in billions):	$601.82	$619.35	$599.96	$584.79

Within this portfolio, as of June 30, 2023, are approximately 20,561 commercial and multifamily mortgage loans with an unpaid principal balance of approximately $463.0 billion related to commercial mortgage-backed securities or commercial real estate collateralized debt obligation securities. In addition to servicing loans related to commercial mortgage-backed securities and commercial real estate collateralized debt obligation securities, Wells Fargo Bank also services whole loans for itself and a variety of investors. The properties securing loans in Wells Fargo Bank’s servicing portfolio, as of June 30, 2023, were located in all 50 states, the District of Columbia, Guam, Mexico, the Bahamas, the Virgin Islands and Puerto Rico and include retail, office, multifamily, industrial, hotel and other types of income-producing properties.

In its master servicing and primary servicing activities, Wells Fargo Bank utilizes a mortgage-servicing technology platform with multiple capabilities and reporting functions. This platform allows Wells Fargo Bank to process mortgage servicing activities including, but not limited to: (i) performing account maintenance; (ii) tracking borrower communications; (iii) tracking real estate tax escrows and payments, insurance escrows and payments, replacement reserve escrows and operating statement data and rent rolls; (iv) entering and updating transaction data; and (v) generating various reports.

The following table sets forth information regarding principal and interest advances and servicing advances made by Wells Fargo Bank, as master servicer, on commercial and multifamily mortgage loans included in commercial mortgage-backed securitizations. The information set forth below is the average amount of such advances outstanding over the periods indicated (expressed as a dollar amount and as a percentage of Wells Fargo Bank’s portfolio, as of the end of each such period, of master serviced commercial and multifamily mortgage loans included in commercial mortgage-backed securitizations).

Period	Approximate Securitized Master-Serviced Portfolio (UPB)*	Approximate Outstanding Advances (P&I and PPA)*	Approximate Outstanding Advances as % of UPB
Calendar Year 2020	$ 454,151,591,750	$ 795,573,185	0.18%
Calendar Year 2021	$ 461,645,275,707	$ 1,395,817,923	0.30%
Calendar Year 2022	$ 447,783,265,998	$ 1,178,103,154	0.26%
YTD Q2 2023	$ 428,536,405,097	$ 1,011,808,837	0.24%

*	“UPB” means unpaid principal balance, “P&I” means principal and interest advances and “PPA” means property protection advances.

Wells Fargo Bank is rated by Fitch, S&P and DBRS Morningstar as a primary servicer, a master servicer and a special servicer of commercial mortgage loans in the US. Wells Fargo Bank’s servicer ratings by each of these agencies are outlined below:

US Servicer Ratings	Fitch	S&P	DBRS Morningstar
Primary Servicer:	CPS1	Strong	MOR CS1
Master Servicer:	CMS1-	Strong	MOR CS1
Special Servicer:	CSS2	Above Average	MOR CS2

The long-term issuer ratings of Wells Fargo Bank are rated “A+” by S&P, “Aa2” by Moody’s and “AA-” by Fitch. The short-term issuer ratings of Wells Fargo Bank are rated “A-1” by S&P, “P-1” by Moody’s and “F1+” by Fitch.

Wells Fargo Bank has developed policies, procedures and controls relating to its servicing functions to maintain compliance with applicable servicing agreements and servicing standards, including procedures for handling delinquent loans during the period prior to the occurrence of a special servicing transfer event. Wells Fargo Bank’s master servicing policies and procedures are updated periodically to keep pace with the changes in the commercial mortgage-backed securities industry and have been generally consistent for the last three years in all material respects. The only significant changes in Wells Fargo’s policies and procedures have come in response to changes in federal or state law or investor requirements, such as updates issued by the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. In light of COVID-19 and related social distancing, shelter-in-place and similar guidance and requirements, Wells Fargo Bank instituted a requirement that its personnel, including those in the commercial mortgage servicing group, but subject to certain exceptions, work remotely, beginning on March 16, 2020 or as soon as possible thereafter, and continuing until March 14, 2022. Personnel returned to their offices on March 14, 2022 on a hybrid flexible model that allows for some remote work. This remote-working capability is part of Wells Fargo Bank’s business continuity plan. Based on management’s review of its remote-working capability and resources and its daily review of actual results since instituting the remote-working requirement, Wells Fargo Bank does not expect the remote-working to adversely affect its servicing operations in any material respect.

Wells Fargo Bank may perform any of its obligations under any Non-Serviced PSA for which it acts as Non-Serviced Master Servicer through one or more third-party vendors, affiliates or subsidiaries. Notwithstanding the foregoing, Wells Fargo Bank acting as Non-Serviced Master Servicer will remain responsible for its duties under such agreements. Wells Fargo Bank may engage third-party vendors to provide technology or process efficiencies. Wells Fargo Bank monitors its third-party vendors in compliance with its internal procedures and applicable law. Wells Fargo Bank has entered into contracts with third-party vendors for the following functions:

•	provision of Strategy and Strategy CS software;
•	audit services;
•	tracking and reporting of flood zone changes;
•	abstracting of leasing consent requirements contained in loan documents;
•	legal representation;
•	assembly of data regarding buyer and seller (borrower) with respect to proposed loan assumptions and preparation and underwriting of loan assumption package for review by Wells Fargo Bank;
•	performance of property inspections;

•	performance of tax parcel searches based on property legal description, monitoring and reporting of delinquent taxes, and collection and payment of taxes;
•	Uniform Commercial Code searches and filings;
•	insurance tracking and compliance;
•	onboarding-new loan setup;
•	lien release-filing & tracking;
•	credit investigation & background checks; and
•	defeasance calculations.

Wells Fargo Bank may also enter into agreements with certain firms to act as a primary servicer and to provide cashiering or non-cashiering sub-servicing on the related Non-Serviced Mortgage Loans and Non- Serviced Companion Loans. Wells Fargo Bank monitors and reviews the performance of sub-servicers appointed by it. Generally, all amounts received by Wells Fargo Bank on the related Non-Serviced Mortgage Loans and Non-Serviced Companion Loans will initially be deposited into a common clearing account with collections on other mortgage loans serviced by Wells Fargo Bank and will then be allocated and transferred to the appropriate account in a manner similar to that as described in this prospectus. On the day any amount is to be disbursed by Wells Fargo Bank, that amount is transferred to a common disbursement account prior to disbursement.

Wells Fargo Bank (in its capacity as a Non-Serviced Master Servicer) will not have primary responsibility for custody services of original documents evidencing the Non-Serviced Mortgage Loans, or the Non-Serviced Companion Loans. On occasion, Wells Fargo Bank may have custody of certain of such documents as are necessary for enforcement actions involving the related Non-Serviced Mortgage Loans, Non-Serviced Companion Loans, or otherwise. To the extent Wells Fargo Bank performs custodial functions as a servicer, documents will be maintained in a manner consistent with the servicing standard under the related Non-Serviced PSA.

A Wells Fargo Bank proprietary website (www.wellsfargo.com/com/comintro) provides investors with access to investor reports for commercial mortgage-backed securitization transactions for which Wells Fargo Bank is master servicer, and also provides borrowers with access to current and historical loan and property information for these transactions.

Wells Fargo Bank & Company files reports with the Commission as required under the Exchange Act. Such reports include information regarding Wells Fargo Bank and may be obtained at the website maintained by the Commission at www.sec.gov.

There are no legal proceedings pending against Wells Fargo Bank, or to which any property of Wells Fargo Bank is subject, that are material to the Certificateholders, nor does Wells Fargo Bank have actual knowledge of any proceedings of this type contemplated by governmental authorities.

Wells Fargo Bank has entered into one or more agreements with the related mortgage loan sellers and/or their co-originators to (1) purchase the master servicing and/or primary servicing rights and/or (2) be appointed as the master servicer or primary servicer, as the case may be, with respect to either (x) one or more of the Companion Loans related to each of the Whole Loans for which Wells Fargo Bank is acting as Non-Serviced Master Servicer or (y) the Whole Loans themselves as to which Wells Fargo Bank is acting as Non-Serviced Master Servicer.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of September 1, 2023, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 3, 2023	Barclays Commercial Mortgage Securities LLC
(Registrant)
	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer